EXHIBIT 32.1

SECTION 906 CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER AND

PRINCIPAL FINANCIAL OFFICER OF FOVEA JEWELRY HOLDINGS, LTD.

In connection with the accompanying Quarterly Report on Form 10-Q of Fovea Jewelry Holdings, Ltd. for the quarter ended September 30, 2021, the undersigned, Thomson Lee, Chief Executive Officer of Fovea Jewelry Holdings, Ltd., does hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	such Quarterly Report on Form 10-Q for the quarter ended September 30, 2021 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)

the information contained in such Quarterly Report on Form 10-Q for the quarter ended September 30, 2021 fairly presents, in all material respects, the financial condition and results of operations of Fovea Jewelry Holdings, Ltd.

Date: November 22, 2021	By:	/s/ Thomson Lee
Chief Executive Officer
(principal executive officer, principal accounting officer and principal financial officer)